COMMITMENT AMOUNT INCREASE REQUEST
December 19, 2022
BMO Harris Bank N.A.,
as Administrative Agent (the
“Administrative Agent”) for the Lenders
referred to below
320 South Canal Street
Chicago, Illinois 60606
Attention: Agency Services
Re:    Credit Agreement dated as of December 12, 2022 (together with all amendments, if any, hereafter from time to time made thereto, the “Credit Agreement”) by and among StoneX Financial Inc., the Guarantors party thereto, the Lenders party thereto and the Administrative Agent
Ladies and Gentlemen:
In accordance with the Credit Agreement, the Borrower hereby requests that the Administrative Agent consent to an increase in the aggregate Commitments (the “Commitment Amount Increase”), in accordance with Section 1.12 of the Credit Agreement, to be effected by the addition of East West Bank (the “New Lender”) as a Lender under the terms of the Credit Agreement. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
After giving effect to such Commitment Amount Increase, the Commitment of the New Lender shall be $25,000,000.00.
1.    The New Lender hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Revolving Loans and other extensions of credit thereunder. The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the creditworthiness of the Borrower or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

2.    Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.
3. The New Lender hereby advises you of the following administrative details with respect to its Revolving Loans and Commitment:
(A)Notices:
Institution Name: East West Bank
Address: 135 North Los Robles Avenue, Floor 7
Pasadena, CA 91101
Email: PartAndSynd@eastwestbank.com (servicing notices; operations inquiries)
Name: Stephen Maenhout (credit notices)
Email: stephen.maenhout@eastwestbank.com
Telephone: 773-805-5669 (credit notices)
(B)Payment Instructions:
East West Bank – Loan Servicing Department – Syndication
Incoming Wire Clearing 242833-187
ABA #: 322070381
Borrower Name: StoneX Financial, Inc. Loan #: 90500000763
4. The New Lender has delivered, if appropriate, to the Borrowers and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith) the tax forms referred to in Section 12.1 of the Credit Agreement.
THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.
The Commitment Amount Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 1.12, of the Credit Agreement, but not in any case prior to December 19, 2022. It shall be a condition to the effectiveness of the Commitment Amount Increase that all expenses referred to in Section 1.12 of the Credit Agreement shall have been paid.
The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.
[Reminder Left Intentionally Blank]

Please indicate the Administrative Agent's consent to such Commitment Amount Increase by signing the enclosed copy of this letter in the space provided below.
Very truly yours,
STONEX FINANCIAL INC.
By: /s/ William Dunaway
Name: William Dunaway Title: Chief Financial Officer
By: /s/ Kevin Murphy
Name: Kevin Murphy Title: Treasurer

EAST WEST BANK
By: /s/ Peter J. Bulandr
Name: Peter J. Bulandr
Title: Senior Vice President
The undersigned hereby consents
on this 19th day of December, 2022
to the above-requested Commitment
Amount Increase.
BMO HARRIS BANK N.A., as Administrative Agent
By: /s/ Matthew Witt
Name: Matthew Witt
Title: Vice President